EXHIBIT 10.6                                                    [EXECUTION COPY]



                THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

         THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of July 2, 2000, between BARNES & NOBLE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereof (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); and THE CHASE MANHATTAN BANK, as agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         The Company, the Subsidiary Guarantors, certain lenders and the Administrative Agent are parties to a Amended and Restated Credit Agreement dated as of November 18, 1997 (as modified and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Company in an aggregate principal or face amount not exceeding $850,000,000 (as that amount may be increased as provided therein). The Obligors and the Agent wish to amend the Security Agreement referred to in the Amended and Restated Credit Agreement in certain respects and, accordingly, agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended and Restated Credit Agreement are used herein as defined therein.

         Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Annexes to the Security Agreement shall be amended as follows:

                  (a) Annex 1. Annex 1 to the Security Agreement shall be amended in its entirety to read as Annex 1 hereto.

                  (b) Annex 2. Annex 2 to the Security Agreement shall be amended in its entirety to read as Annex 2 hereto.

                  (c) Annex 3. Annex 3 to the Security Agreement shall be amended in its entirety to read as Annex 3 hereto.

                  (d) Annex 4. Annex 4 to the Security Agreement shall be amended in its entirety to read as Annex 4 hereto.

                  (e) Annex 5. Annex 5 to the Security Agreement shall be amended in its entirety to read as Annex 5 hereto.

         Section 2. Conditions Precedent. As provided in Section 2 above, the amendments set forth in Section 2 shall become effective, as of the date hereof, upon the due execution and delivery of this Amendment by the Obligors and the Agent.

         Section 3. Miscellaneous. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

                       BARNES & NOBLE, INC.


                       By /s/ Maureen O'Connell
                          -----------------------------------------------------
                             Title: Maureen O'Connell, Chief Financial Officer


                       SUBSIDIARY GUARANTORS


                       B. DALTON BOOKSELLER, INC.


                       By /s/ Maureen O'Connell
                          -----------------------------------------------------
                             Title: Maureen O'Connell, Vice President


                       BARNES & NOBLE BOOKSELLERS, INC.


                       By /s/ Maureen O'Connell
                          -----------------------------------------------------
                             Title: Maureen O'Connell, Vice President


                       MABO BOOKS CORP.
                       (formerly known as Marboro Books Corp.)


                       By /s/ Maureen O'Connell
                          -----------------------------------------------------
                             Title: Maureen O'Connell, Vice President


                       DOUBLEDAY BOOK SHOPS, INC.


                       By /s/ Maureen O'Connell
                          -----------------------------------------------------
                             Title: Maureen O'Connell, Vice President

                       CCI HOLDINGS, INC.


                       By /s/ Maureen O'Connell
                          -----------------------------------------------------
                             Title: Maureen O'Connell, Vice President


                       BABBAGE'S ETC. LLC


                       By /s/ Leonard Riggio
                         ------------------------------------------------------
                            Title: Leonard Riggio, Manager

                       VENDAMERICA, INC.


                       By /s/ Maureen O'Connell
                          -----------------------------------------------------
                             Title: Maureen O'Connell, Vice President


                       FUNCO, INC.


                       By /s/ Maureen O'Connell
                          -----------------------------------------------------
                             Title: Maureen O'Connell, Vice President


                       SUNRISE PUBLICATIONS, INC.


                       By /s/ Maureen O'Connell
                          -----------------------------------------------------
                             Title: Maureen O'Connell, Vice President


                       THE CHASE MANHATTAN BANK, as Administrative Agent


                       By /s/ Barry K. Bergman
                          -----------------------------------------------------
                             Title: Vice President

                                                                        ANNEX 1


                                  PLEDGED STOCK


BARNES & NOBLE, INC.

                               Certificate             Registered
         Issuer                   Nos.                   Owner              Number of Shares
         ------                   ----                   -----              ----------------
B. Dalton Bookseller,              C-1            Barnes & Noble, Inc.      360 shares of common stock,
Inc.                                                                        par value $100

Barnes & Noble                      1             Barnes & Noble, Inc.      100 shares of common stock,
Booksellers, Inc.                                                           par value $1

Mabo Books Corp.                    4             Barnes & Noble, Inc.      10 shares of common stock, no
                                                                            par value

CCI Holdings, Inc.                  1             Barnes & Noble, Inc.      3,000 shares of common stock,
                                                                            par value $1

B&N. Sub Corp                       1             Barnes & Noble, Inc.      100 shares of common stock,
                                                                            par value $1

B. DALTON BOOKSELLER, INC.

                               Certificate             Registered
         Issuer                   Nos.                   Owner              Number of Shares
         ------                   ----                   -----              ----------------
Doubleday Book Shops,               5             B. Dalton                 1,000 shares of common stock,
Inc.                                              Bookseller, Inc.          par value $1


Vendamerica, Inc.                   2             B. Dalton                 1,000 shares of common stock,
                                                  Bookseller, Inc.          no par value


Funco, Inc.                       2400            B.  Dalton                1,000 shares of common stock,
                                                  Bookseller, Inc.          par value $.01



BARNES & NOBLE BOOKSELLERS, INC.

         NONE


MABO BOOKS CORP.

         NONE


DOUBLEDAY BOOK SHOPS, INC.

         NONE

CCI HOLDINGS, INC.

         NONE


BABBAGE'S ETC. LLC.

         NONE


VENDAMERICA, INC

         NONE


FUNCO, INC.

                                       Certificate           Registered
           Issuer                         Nos.                 Owner                    Number of Shares
           ------                         ----                 -----                    ----------------
Babbage's Etc. LLC                         N/A              Funco, Inc.                 100% Membership Interest

Sunrise Publications, Inc.                  1               Funco, Inc.                 1,000,000 shares of common
                                                                                        stock, par value $.01

                                                                         ANNEX 2

                     LIST OF PATENTS AND PATENT APPLICATIONS


BARNES & NOBLE, INC.

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE


B. DALTON BOOKSELLER, INC.

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE


BARNES & NOBLE BOOKSELLERS, INC.

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE

MABO BOOKS CORP.

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE

DOUBLEDAY BOOK SHOPS, INC.

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE

CCI HOLDINGS, INC.

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE


BABBAGE'S ETC. LLC

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE

VENDAMERICA, INC.

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE


FUNCO, INC.

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE

SUNRISE PUBLICATIONS, INC.

File                       Patent                    Country                    Registration No.          Date
----                       ------                    -------                    ----------------          ----
NONE

                                                                         ANNEX 3




                LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS




                               A. U.S. TRADEMARKS


BARNES & NOBLE, INC.

                                             Application (A)
                                             Registration (R)
Mark                                         or Series (S) No.
----                                         -----------------
1873 Press                                   75/857,302(A)

1873 Press                                   75/857,304(A)

1873 Press                                   75/857,305(A)

1873 Press and Colophon                      75/887,883(A)

1873 Press Colophon                          75/857,882(A)

Blink                                        75/320,806(A)

The Book Lover's Second Home                 1,930,860(R)

Classics to Read By                          75/793,114(A)

Discover Great New Writers                   2,119,401(R)

Discover Great New Writers                   2,119,402(R)

Discover Great New Writers                   2,119,413(R)

Explorations                                 75/914,447(A)

Meet Me at Barnes & Noble                    1,910,598(R)

Nite Reader                                  2,105,941(R)

Now What?!                                   75/853,137(A)

Premier Music (Design)                       1,903,140(R)

Punctuate!                                   75/841,046(A)

Ransom Notes                                 75/912,951(A)

Read Only                                    75/892,798(A)

Silver Lining Books                          75/635,541(A)

What Are You Reading?                        2,126,136(R)

B. DALTON BOOKSELLER, INC.

                                                  Application (A)
                                                  Registration (R)
Mark                                              or Series (S) No.
----                                              -----------------
Books Dalton                                      1,667,902 (R)

B. Dalton Jr.                                     1,684,036 (R)

B. Dalton Jr. (Design)                            1,667,039 (R)

Booksavers                                        1,597,933 (R)

P.B. Pages                                        1,814,553 (R)

B. Dalton's                                       1,293,494 (R)

Barnes & Noble Jr.
(Design)                                          1,609,403 (R)

Barnes & Noble Jr.                                1,606,005 (R)

B. Dalton Bookseller                                846,824 (R)

B. Dalton                                         1,158,498 (R)

Hooked on Books                                   1,147,660 (R)

People Who Know Books
Know B. Dalton                                    1,306,552 (R)

Amaranth Press                                    1,404,928 (R)

Pickwick                                          1,047,832 (R)

Lamp of Learning
(Design)                                          1,607,811 (R)

BARNES & NOBLE BOOKSELLERS, INC.

                                                  Application (A)
                                                  Registration (R)
Mark                                              or Series (S) No.
----                                              -----------------
Bookstar (Design)                                 1,558,604 (R)

Amaranth Press                                    1,404,928(R)


MABO BOOKS CORP.

                                                  Application (A)
                                                  Registration (R)
Mark                                              or Series (S) No.
----                                              -----------------
NONE


CCI HOLDINGS, INC.

                                                  Application (A)
                                                  Registration (R)
Mark                                              or Series (S) No.
----                                              -----------------
NONE


DOUBLEDAY BOOK SHOPS, INC.

                                                  Application (A)
                                                  Registration (R)
Mark                                              or Series (S) No.
----                                              -----------------
The Old Corner                                    (Mass.) 0025314 (R)
  Bookstore

Books of All Publishers
Since 1910  (and Design)                          1,516,823 (R)

BABBAGE'S ETC. LLC

                                                  Application (A)
                                                  Registration (R)
Mark                                              or Series (S) No.
----                                              -----------------
Babbage's                                         1,345,315 (R) and
                                                  1,569,315 (R)

America's Software for                            1,547,310 (R) and
the Home                                          1,553,597 (R)

Babbage's Software for                            1,345,205 (R)
the Home

Gamestop                                          1,707,460 (R)


VENDAMERICA, INC.


                                                  Application (A)
                                                  Registration (R)
Mark                                              or Series (S) No.
----                                              -----------------
NONE


FUNCO,INC.

More Video Games at Half the Price                2,226,903 (R)

FuncoLand (Stylized Letters)                      2,085,805 (R)

FuncoLand National Video Game                     2,061,504 (R)
Championships

America's Place to Shop for Video Games           1,962,954 (R)


FuncoLand Fun Club                                1,876,618 (R)

FuncoLand Your Source for Interactive             1,896,591 (R)
Entertainment

Bring Home the Fun                                1,806,603 (R)

Experience the Fun at FuncoLand                   1,798,387 (R)
Funco                                             1,796,605 (R)

FuncoLand                                         1,796,604 (R)

Funco Land                                        1,708,866 (R)

Sunrise Publications                              1,999,100 (R)

Game Informer                                     1,788,102 (R)

SUNRISE PUBLICATIONS, INC.

None

                                 U.S. TRADENAMES


BARNES & NOBLE, INC.

Name

NONE


B. DALTON BOOKSELLER, INC.

Name

NONE


BARNES & NOBLE BOOKSELLERS, INC.

Name

Bookstop


MABO BOOKS CORP.

Name

NONE


DOUBLEDAY BOOK SHOPS, INC.

Name

NONE


CCI HOLDINGS, INC.

Name

NONE


BABBAGE'S ETC. LLC

Name

Software Etc.

VENDAMERICA, INC.

Name

NONE


FUNCO, INC.

Name

NONE


SUNRISE PUBLICATIONS, INC.

Name

NONE

                              B. FOREIGN TRADEMARKS

   BARNES & NOBLE, INC.

                                  Application (A)                                                      Registration or
   Mark                           Registration (R)                     Country                         Filing Date (F)
   ----                           ----------------                     -------                         ---------------
   NONE


   B. DALTON BOOKSELLER, INC.

                                  Application (A)                                                      Registration or
   Mark                           Registration (R)                     Country                         Filing Date (F)
   ----                           ----------------                     -------                         ---------------
   NONE


   BARNES & NOBLE BOOKSELLERS, INC.

                                  Application (A)                                                      Registration or
   Mark                           Registration (R)                     Country                         Filing Date (F)
   ----                           ----------------                     -------                         ---------------
   NONE


MABO BOOKS CORP.

                               Application (A)                                                      Registration or
Mark                           Registration (R)                     Country                         Filing Date (F)
----                           ----------------                     -------                         ---------------
NONE


DOUBLEDAY BOOK SHOPS, INC.

                               Application (A)                                                      Registration or
Mark                           Registration (R)                     Country                         Filing Date (F)
----                           ----------------                     -------                         ---------------
NONE


CCI HOLDINGS, INC.

                               Application (A)                                                      Registration or
Mark                           Registration (R)                     Country                         Filing Date (F)
----                           ----------------                     -------                         ---------------
NONE

BABBAGE'S ETC. LLC

                               Application (A)                                                      Registration or
Mark                           Registration (R)                     Country                         Filing Date (F)
----                           ----------------                     -------                         ---------------
NONE


VENDAMERICA, INC.

                               Application (A)                                                      Registration or
Mark                           Registration (R)                     Country                         Filing Date (F)
----                           ----------------                     -------                         ---------------
NONE


FUNCO, INC.

                               Application (A)                                                      Registration or
Mark                           Registration (R)                     Country                         Filing Date (F)
----                           ----------------                     -------                         ---------------
NONE

SUNRISE PUBLICATIONS, INC.

                               Application (A)                                                      Registration or
Mark                           Registration (R)                     Country                         Filing Date (F)
----                           ----------------                     -------                         ---------------
NONE

                                                                         ANNEX 4




                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS
                        RELATING TO INTELLECTUAL PROPERTY




BARNES & NOBLE, INC.

License Agreement dated as of February 11, 1989 between Barnes & Noble College Bookstores, Inc. and Barnes & Noble Discount Bookstores, Inc. (a predecessor of
B. Dalton Bookseller, Inc.), and Consents to License Agreement Assignments, dated as of November 18, 1988 and November 16, 1992, respectively.


B. DALTON BOOKSELLER, INC.

Letter Agreement dated as of February 21, 1989 from Scribner's Book Companies, Inc. and MacMillan, Inc. to B. Dalton Bookseller, Inc.


BARNES & NOBLE BOOKSELLERS, INC.

         NONE


MABO BOOKS CORP.

         NONE


DOUBLEDAY BOOK SHOPS, INC.

Trade Mark and Service Mark License dated as of May 31, 1990 between Bantam Doubleday Dell Publishing Group, Inc. and Doubleday Book Shops, Inc.


CCI HOLDINGS, INC.

         NONE


BABBAGE'S ETC. LLC

         NONE

VENDAMERICA, INC.

         NONE

FUNCO, INC.

         NONE


SUNRISE PUBLICATIONS, INC.

         NONE

                                                                         ANNEX 5


                                LIST OF LOCATIONS


BARNES & NOBLE, INC.                     B. DALTON BOOKSELLER, INC.

1.       122 Fifth Avenue                1.      122 Fifth Avenue
         New York, NY  10011                     New York, NY  10011

2.       1400 Old Country Road           2.      1400 Old Country Road
         Westbury, NY  11590                     Westbury, NY  11590

BARNES & NOBLE BOOKSELLERS, INC.         3.      100 Middlesex Center Boulevard
                                                 Jamesburg, NJ 08831
1.       122 Fifth Avenue
         New York, NY  10011             4.       331 Herrod Drive
                                                  Jamesburg, NJ 08831
2.       1400 Old Country Road
         Westbury, NY  11590             5.       308 Herrod Drive
                                                  Jamesburg, NJ 08831
MABO BOOKS CORP.

1.       122 Fifth Avenue                CCI HOLDINGS, INC.
         New York, NY  10011
                                         1.       122 Fifth Avenue
2.       1400 Old Country Road                    New York, NY  10011
         Westbury, NY  11590
                                         2.       1400 Old Country Road
3.       One Pond Road                            Westbury, NY 11590
         Rockleigh, NJ  07647
                                         3.       6411 Burleson Road
DOUBLEDAY BOOK SHOPS, INC.                        Austin, TX 78744

1.       122 Fifth Avenue
         New York, NY  10011

2.       1400 Old Country Road
         Westbury, NY  11590

BABBAGE'S ETC. LLC

1.       122 Fifth Avenue
         New York, NY  10011

2.       1400 Old Country Road
         Westbury, NY  11590

3.       2250 William D. Tate Avenue
         Grapevine, TX 76051

VENDAMERICA, INC

1.       122 Fifth Avenue
         New York, NY  10011

2.       1400 Old Country Road
         Westbury, NY  11590

3.       2250 William D. Tate Avenue
         Grapevine, TX 76051

FUNCO,INC.

1.       122 Fifth Avenue
         New York, NY  10011

2.       1400 Old Country Road
         Westbury, NY  11590

3.       10120 West 76th Street
         Eden Prairie, MN 55344

SUNRISE PUBLICATIONS, INC.

1.       122 Fifth Avenue
         New York, NY  10011

2.       1400 Old Country Road
         Westbury, NY  11590

3.       10120 West 76th Street
         Eden Prairie, MN 55344